Exhibit 10.13(d)
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.

Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
DATED
10 JULY 2024
AMENDMENT AND RESTATEMENT AGREEMENT
RELATING TO
PURCHASE ORDER # 2024-0001
between
CORE42 HOLDING US LLC
and
CEREBRAS SYSTEMS, INC.

THIS AMENDMENT is made on 10, July 2024
BETWEEN:
1.    CORE42 HOLDING US LLC, a company incorporated and registered under the laws of the State of Delaware, [***] (formerly known as G42 HOLDING US LLC) (“G42”); and
2.    CEREBRAS SYSTEMS, INC. a company incorporated and registered under the laws of the State of Delaware, [***] whose registered office is at 1237 E. Arques Avenue Sunnyvale, California 94085, USA (the “Supplier”);
(each a "Party", together the "Parties").
WHEREAS:
(A)    Pursuant to a Master Services Agreement dated 13 September 2023 (the “MSA”), the Parties entered into Statement of Work # 2024-0001, dated 23 February 2024 (the "Original SOW").
(B)    The Parties have agreed to amend and restate the Original SOW on the terms set out in this amendment document (this "Amendment").
IT IS AGREED as follows:
1.    DEFINITIONS AND INTERPRETATION
1.1.    Definitions
In this Amendment, unless the subject or context otherwise requires, words defined in the MSA and Original SOW shall have the same meaning when used in this Amendment, and:
“Amendment Effective Date” means 01 June 2024;
“Original SOW” has the meaning set out in the WHEREAS paragraphs; and
“Restated SOW” means the Original SOW as amended and restated by this Amendment in the form set out in the Schedule to this Amendment.
1.2.    The rules of interpretation of the Original SOW shall apply to this Amendment as if set out in this Amendment.
1.3.    In this Amendment:
1.3.1.    any reference to a "clause" is, unless the context otherwise requires, a reference to a clause of this Amendment; and
1.3.2.    clause and Schedule headings are for ease of reference only.
1.4.    The Schedule forms part of this Amendment and shall have effect as of set out in full in the body of this Amendment. Any reference to this Amendment includes the Schedule.
2.    AMENDMENT AND RESTATEMENT OF THE ORIGINAL SOW
2.1.    With effect on and from the Amendment Effective Date, the Original SOW shall be amended and restated in the form set out in the Schedule to this Amendment so that the rights and obligations of the Parties to the Original SOW shall, on and from that date, be governed by and construed in accordance with the provisions of the Restated SOW.

2.2.    This Amendment does not affect:
2.2.1.    the validity or enforceability of the Original SOW; or
2.2.2.    any accrued rights or liabilities of any Party under the Original SOW (except as otherwise amended, settled or waived under the terms in the Schedule to this Agreement).
2.3.    Each Party is bound by the Original SOW as amended and restated by this Amendment.
3.    COUNTERPARTS
3.1.    This Amendment may be signed in any number of counterparts, and each Party may sign one or more counterpart. The counterparts shall together form and be construed as one and the same document.
ENTERED INTO by the Parties or their duly authorized representatives on the date first before written.

Signed by Martin Edelman for and on behalf of	/s/ Martin Edelman
CORE42 HOLDING US LLC	Authorised signatory

Date: 10 July 2024

Signed by Andrew Feldman for and on behalf of CEREBRAS SYSTEMS, INC.	/s/ Andrew Feldman CEO
Date: 6/11/2024

SCHEDULE
AMENDED AND RESTATED SOW 2024-0001
AMENDED AND RESTATED SOW # 2024-0001 TO FOLLOW ON NEXT PAGE

Statement of Work
Date:   23 February 2024
This SOW is entered into and forms part of the Master Services Agreement entered into between G42 HOLDING US LLC, a Delaware corporation ("G42") and CEREBRAS SYSTEMS, INC., a Delaware corporation (the "Supplier") on 13 September 2023 (the "Agreement").
Unless otherwise provided or the context otherwise requires, capitalised expressions used in this SOW shall have the meanings given to them in the main body of the Agreement. If there is any conflict or inconsistency between any term of this SOW and any term set out in the main body of the Agreement (including its Schedule), then such conflict or inconsistency shall be resolved in accordance with clause 2.5 of the Agreement.

Supplier Project Representative	[***]

G42 Project Representative	[***]

Purchase Order Number	2024-0001

SOW Effective Date	1 January 2024

SOW Term	The period commencing on the SOW Effective Date and ending [***] following the SOW Effective Date (unless this SOW is otherwise terminated or extended).

Services	The supply of power, space, communication, operation, and management of Condor Galaxy 2 Cluster, which is comprised of [***] (the “Cluster”).

Deliverables
[***] delivery of power, space, communication, operation and management of the Cluster and associated pre-preprocessing compute, MemoryX and SwarmX equipment.
Documentation and requirements as outlined in Appendix B.

Operation and management of the Cluster.

Specifications
Power, space, communication, operation and management of racks, switches, pre-processing compute, Memory X and Swarm X technologies in support of the Cluster.
Facility Detail
[***]
Water cooling Specifications
[***]
Space
[***]
Power
[***]
Internet link
[***]
Operation and Management
[***]

Performance Standards
(1)Subject to paragraph (2), the Supplier will use commercially reasonable efforts to ensure that the Cluster is available for the Monthly Availability Percentage (as defined in the Service Credits section set out below).
(2)Notwithstanding paragraph (1), the Supplier acknowledges that if the Cluster is not available for the Monthly Availability Percentage, G42 will be entitled to Service Credits in accordance with sub-paragraphs (ii) to (iv) of paragraph (1) and paragraphs (2) to (5) of the Service Credits row of this table (subject only to the provisions on Scheduled Downtime and Excluded Downtime set out therein).

Milestones, Milestone Dates or other timescales for delivery	The Supplier shall supply the Services on an ongoing basis during the SOW Term.

G42 Dependencies	N/A.

Fees
The Fees during the SOW Term shall be [***] in total, which shall be billed [***].
For example, the invoice for Services supplied during [***] will be sent in [***].
See enclosed quotation and quotation schedule in Appendix A to this SOW for the [***] billings breakdown.
The parties agree as follows:
•under a ‘Letter of Award in Respect of HPC Infrastructure PO’ dated April 24, 2024 between G42 and the Supplier located at Appendix C of this SOW (the “Award Letter”), G42 advanced to the Supplier a sum of US $300,000,000 (the “Prepaid Sum”);
•notwithstanding the terms of the Award Letter G42 may, from time to time, direct the Supplier to deduct the [***] Fees payable under this SOW from the Prepaid Sum;
•if G42 so directs, the Supplier will:
◦on the relevant invoice issued in accordance with the Invoice row of this SOW, indicate that the relevant Fees are paid; and
◦report to G42 on the remaining balance of the Prepaid Sum; and
•except as set out in this Fees row of this SOW or as otherwise agreed between the parties, the terms of the Award Letter shall remain in full force and effect.

Service Credits
1. MONTHLY AVAILABILITY PERCENTAGE SERVICE LEVEL.
(i) Subject to paragraph (ii), the Supplier shall use commercially reasonable efforts to ensure the Cluster has a Monthly Availability Percentage (defined below) of [***].
(ii) The Supplier acknowledges that paragraph (i) above is subject to paragraph 2 of the Performance Standards row of this table.
(iii) The "Monthly Availability Percentage" will be calculated as follows: the number of [***] the Cluster is accessible and not suffering from a Service Outage (as defined below) as reported to the Supplier by G42 during [***], divided by [***].
(iv) If G42 fails to report a Service Outage within [***] of the occurrence of such Service Outage, G42 shall not be entitled to any Service Credit for such Service Outage. For the purposes of this SOW, a "Service Outage" is defined as either the total loss of availability of the Cluster or the material degradation of core functionality of a specific element or component of the Cluster (to the extent the Cluster or core functionality of such element is / are not functional for its or their intended purpose). Service Outage excludes any Scheduled Downtime or Excluded Downtime (as defined below).
2. MEASUREMENT METHOD
Any Service Outage, downtime or Cluster unavailability period may begin after [***] (by reference to the [***] reports extracted from the system logs) and ends when the Services are restored.
3. COMMUNICATION PROTOCOL
G42 will communicate via email or text message to [***] Supplier Project Representatives listed above, unless otherwise agreed upon in writing (the “Communication Protocol”).

4. MAINTENANCE AND EXCLUDED DOWNTIME
The Supplier may perform regular scheduled maintenance and downtime of the Cluster for any or all Services during [***] (“Scheduled Downtime”). Such Scheduled Downtime will be coordinated with G42 to minimize disruption to G42. The Supplier will use commercially reasonable efforts to provide G42 with at least [***] prior notice of such Scheduled Downtime. This notification will be provided via the agreed upon Communication Protocol to designated support representatives. The Supplier may suspend access to the Cluster and Services for the purposes of emergency maintenance, if the Notified Subcontractor suspends the underlying service for the purposes of emergency maintenance. Such Service interruption will be communicated to the G42 project representative at least [***] prior to it occurring.
Excluded Downtime. Any downtime or interruptions to the Services caused by any of the following, shall not factor into the Monthly Availability Percentage calculation (“Excluded Downtime”):
[***]

5. SERVICE CREDIT
If a Service Outage results in the Cluster failing to achieve the Monthly Availability Percentage outlined above, G42 will be entitled to Service Credits according to the following table:

	Service Availability	Service Credit

	[***]	[***]

	[***]	[***]

	[***]	[***]

Service Credits will [***], subject to any Excluded Downtime.
Service Credit Request Procedure. If a Service Outage occurs, G42 shall submit a "Request for SLA Credit" [***] after the occurrence of the Service Outage. The request should include, at minimum, the date, time and duration of each unavailability incident or Service Outage, as well reasonable documents showing the errors and corroborating the claimed outage (any confidential or sensitive information in these logs may be removed or redacted) specifying the Services that were unavailable.
If the Monthly Availability Percentage is not met in circumstances which are not due to Scheduled Downtime or Excluded Downtime, then the Supplier will notify G42 of the Service Credits due (by reference to [***]).
The Service Credits will [***]. Service Credits will only apply for Services supplied under this SOW, and cannot be used to extend any other SOW.
Nothing in this SOW (including any accrual of Service Credits) shall affect G42’s rights or remedies under or in relation to the Agreement (including this SOW), including at law or in equity or require G42 to pay Fees for Services not rendered.

Acceptance Tests	N/A.

Acceptance Period	N/A.

Invoices
Invoices shall be sent to the following email address and must include:
•the amount payable in US dollars;
•the full business name and address of the Supplier;
•the time period to which the invoice relates and the location of the supply (if applicable for tax purposes); and
•the Supplier's bank and account details for payment
[***]
G42 shall pay each invoice within [***] from the date of receipt of the invoice, in accordance with clause 6.4 of the Agreement.

Liability Cap	As per clause 10.10(b)(1) of the Agreement.

Licensed Software	None.

Named Customer	N/A.

Termination Compensation	The full amount set out in the “Fees” section of this SOW will become payable by G42 if this SOW is terminated by G42 under clause 9.1(a) of the Agreement, less any Fees paid by G42 (calculated at the time the Termination Compensation becomes payable).

Notice Period	None.

Notified Subcontractors	[***]

Additional Terms	None.

AS WITNESS the hands of the Parties or their duly authorised representatives on the date first before written.

Signed by:	Signed by:

Name: Martin Edelman For and on behalf of G42 HOLDING US LLC	Name: Andrew Feldman For and on behalf of CEREBRAS SYSTEMS, INC.

APPENDIX A: CEREBRAS QUOTE AND SCHEDULE